Exhibit 10.2
THIRD AMENDMENT TO OFFICE LEASE
          THIS THIRD AMENDMENT TO OFFICE LEASE (this “Amendment”) is executed this 28th day of October, 2010 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership (“Landlord”), and SCIQUEST, INC., a Delaware corporation (“Tenant”), successor in interest to Kroy Building Products, Inc., a Delaware corporation (“Kroy”).
WITNESSETH:
     WHEREAS, Landlord and Kroy entered into that certain Lease Agreement dated September 29, 2006, as amended by that certain First Amendment to Office Lease dated January 31, 2007, as amended by that certain Second Amendment to Office Lease dated February 21, 2008, as assigned to Tenant pursuant to that certain Assignment of Lease dated February 11, 2008 (collectively, the “Lease”), whereby Tenant leases from Landlord certain premises consisting of approximately 7,224 rentable square feet (the “Leased Premises”) located at 6501 Weston Parkway, Suite 250, Cary, North Carolina 27513, within Weston Parkway (the “Park”);
     WHEREAS, Landlord and Tenant are negotiating the terms of an amendment (the “Contingent Amendment”) to that certain Office Lease dated May 17, 2005, as amended by that certain First Amendment to Office Lease dated February 21, 2008, and as amended by that certain Second Amendment to Office Lease dated February 27, 2008, by and between Landlord and Tenant for the lease of approximately 24,473 rentable square feet in the Building; and
     WHEREAS, Landlord and Tenant desire to amend Section 1.01(f) of the Lease to reflect a Base Year of 2011 which will be consistent with the base year under the Contingent Amendment.
     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.
     1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.
     2. Amendment of Section 1.01. Basic Lease Provisions and Definitions. Commencing as of January 1, 2011, Subsection 1.01(f) is hereby deleted in its entirety and replaced with the following:
          “(f) Base Year: 2011.”
     3. Contingent Amendment. The terms of this Amendment are specifically contingent upon the Contingent Amendment being fully executed by Landlord and Tenant. If the Contingent Amendment is not fully executed on or before October 31, 2010, this Amendment shall become null and void and shall be of no further force and effect.
     4. Representations and Warranties.
     (a) Tenant represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized and if such state is not the state in which the Leased Premises is located, that it is authorized to do business in such state; (ii) all action necessary to authorize the execution of this Amendment has been taken by

Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord’s request, shall provide Landlord with evidence of such authority.
     (b) Landlord represents and warrants to Tenant that (i) Landlord is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized and if such state is not the state in which the Leased Premises is located, that it is authorized to do business in such state; (ii) all action necessary to authorize the execution of this Amendment has been taken by Landlord; and (iii) the individual executing and delivering this Amendment on behalf of Landlord has been authorized to do so, and such execution and delivery shall bind Landlord. Landlord, at Tenant’s request, shall provide Tenant with evidence of such authority.
     5. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.
     6. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.
     7. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD: DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership
By:	Duke Realty Corporation, its General Partner

By:	/s/ Jeffrey B. Sheehan
Jeffrey B. Sheehan
Senior Vice President Raleigh Operations

TENANT: SCIQUEST, INC., a Delaware corporation
By:	/s/ Rudy Howard
	Name:	Rudy Howard
	Title:	CFO

END OF EXECUTION SIGNATURES